Pursuant to Rule 497(c)

Registration Nos. 2-92665

33-78264

Table of Contents

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios (the “Funds”). The Funds have individual investment goals, strategies and risks. This prospectus gives you important information about the Retirement Shares class of the Funds that you should know before investing. The Funds each offer two classes of shares: Retirement Shares, which are offered in this prospectus, and Shares, which are offered in separate prospectuses. In addition, the Mid Cap Value and Value and Restructuring Funds offer a third class of shares: Institutional Shares, which are also offered in separate prospectuses. The Retirement Shares of the Funds offered hereby are generally available only to certain group retirement plans. For more information, please see the section entitled “Purchasing, Selling and Exchanging Fund Shares.” Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

Introduction — Risk/Return Information Common to Funds

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks for reaching that goal. United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”) invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser’s Equity Investment Philosophy

The Adviser manages the Equity Income Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small Cap Fund and Value and Restructuring Fund (the “Equity Funds”) with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with “longer-term investment themes” to assess the investment potential of individual companies. Specific investment selection is a “bottom-up” approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

Value

This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company’s future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies’ shares.

Growth

This long-term strategy consists of buying and holding equity securities of companies which it believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

Themes

To complete the Adviser’s investment philosophy in managing the funds, the investment strategies discussed above are applied in concert with long-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends that arise from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these long-term trends will enable it to identify companies that are currently benefiting, or will soon benefit, from these trends.

3

Equity Income Fund

FUND SUMMARY

Investment Objective  Total return on assets through capital appreciation and income

Investment Focus  Equity securities of U.S. and foreign companies that historically pay above-average dividends

Share Price Volatility  High

Principal Investment Strategy  Invests in common stocks of companies that the Adviser believes are likely to grow their dividend and/or whose current dividend yield is above average in relation to the S&P 500 Index

Investor Profile  Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The investment objective of the Equity Income Fund is total return on assets through capital appreciation and income. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

The Equity Income Fund pursues total return through a combination of current income and the disciplined realization of capital gains. In seeking its objective, the Fund aims to generate yield that exceeds the current yield of the S&P 500 Index, although there is no guarantee that the Fund will be able to do so.

The Fund invests in stocks that historically pay above-average dividends and that the Adviser believes have strong potential to appreciate in share price. In other words, the Adviser focuses on total return: the sum of current dividend income and future price appreciation, with the aim of generating superior overall performance for investors. The Fund has been in operation for less than one full calendar year and there can be no assurance it will achieve this long term goal.

Under normal circumstances, the Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests in common stocks, preferreds, convertibles and real estate investment trusts (REITs) of U.S. and foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and through fund research, identifies companies with characteristics that it believes will lead to future dividend and earnings growth or recognition of their true value. The Adviser will consider selling an investment of the Fund if it determines that the investment is overpriced or if a particular investment or group of investments in the same industry is dominating the Fund’s portfolio.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

In addition, since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

4

The Fund will also be subject to risks particular to its investments in convertible securities. These securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund’s investments in REITs.

When investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, investments in REITs will cause the Fund to bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events then larger, more established companies and therefore, stocks of these companies may be more volatile than these of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Principal Risks and Strategies.”

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

Performance history will be available for the Fund’s Retirement Shares class after it has been in operation for one calendar year.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares class.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.67%	*
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.92%
Less Fee Waivers	(0.37)%	**
Net Annual Fund Operating Expenses	1.55%	**

*	These expenses are based upon estimated amounts for the current fiscal year since there were no Retirement Shares issued during the fiscal year ended March 31, 2004.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.55%. The waiver agreement may not be terminated before December 31, 2005. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$158	$567

5

Large Cap Growth Fund

FUND SUMMARY

Investment Objective  Superior, long-term capital appreciation

Investment Focus  Common stocks of large U.S. and foreign companies

Share Price Volatility  High

Principal Investment Strategy  Invests in common stocks of large companies that the Adviser believes have above-average growth prospects

Investor Profile  Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities of larger companies

Investment Objective

The Large Cap Growth Fund seeks superior, long-term capital appreciation. The Fund invests in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Large Cap Growth Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large U.S. and foreign companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell 1000 Growth Index (the “Index”), as such Index is reconstituted annually. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. At present, the companies comprising the Index have an average market capitalization of $81.52 billion. The market capitalizations of the companies in the Fund’s portfolio may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because its market capitalization falls below the market capitalization of companies that qualify for inclusion in the Index. The Adviser focuses on those companies that it believes have above-average growth prospects.

The Adviser takes a long-term approach to managing the Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate. The Adviser will consider selling an investment of the Fund if it determines that the investment is overpriced or if a particular investment or group of investments in the same industry is dominating the Fund’s portfolio.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

In addition, since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in medium and small capitalization companies. In particular, medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile then those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Principal Risks and Strategies.”

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. These risks are discussed in greater detail in the section entitled “More Information About Principal Risks and Strategies.”

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

6

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class (which are not offered by this Prospectus)† from year to year.

Best Quarter	Worst Quarter
39.20%	(28.44)%
(12/31/98)	(3/31/01)

†	The chart shows returns for the Shares class of the Fund (which are not offered by this prospectus) adjusted to reflect the estimated expenses of the Retirement Shares class since, as of December 31, 2003, there were no Retirement Shares issued by the Fund. All classes of the Fund will have substantially similar gross annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

The Fund’s Shares class performance for the six month period ending June 30, 2004, was 5.82%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Large Cap Growth Fund
Return Before Taxes	22.92%	(9.46)%	0.39%*
Return After Taxes on Distributions	22.92%	(9.46)%	0.39%*
Return After Taxes on Distributions and Sale of Fund Shares	14.72%	(7.87)%	0.26%*
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)***	29.75%	(5.11)%	1.29%*	*

*	Since October 1, 1997
**	Since September 30, 1997
***	The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in the Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.60%	*
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.85%
Less Fee Waivers	(0.30)%	**
Net Annual Fund Operating Expenses	1.55%	**

*	These expenses are based upon estimated amounts for the current fiscal year since there were no Retirement Shares issued during the fiscal year ended March 31, 2004.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.55%. The waiver agreement may not be terminated before December 31, 2005. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$158	$553

7

Managed Income Fund

FUND SUMMARY

Investment Objective  High current income, consistent with what is believed to be prudent risk of capital

Investment Focus  Investment grade fixed income securities

Share Price Volatility  Medium

Principal Investment Strategy  Investing in investment grade government and corporate fixed income securities

Investor Profile  Investors seeking current income through a diversified portfolio of securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities

Investment Objective

The Managed Income Fund seeks high current income consistent with what is believed to be prudent risk of capital.

Principal Investment Strategy

The Managed Income Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and U.S. corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 25% of its assets in preferred stock, dollar-denominated fixed income securities of foreign issuers and/or may place a portion of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk bonds.” The Fund will not invest in securities rated below CCC by Standard & Poor’s or Ccc by Moody’s.

There is no limit on the Fund’s dollar-weighted average portfolio maturity or on the maximum maturity of a particular security. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve, and that have the potential for moderate price appreciation. The Adviser will consider selling an investment of the Fund if it determines that the investment is overpriced or to adjust to the Fund’s interest rate, yield curve and/or credit quality exposure to a desired level.

Principal Risks

The prices of the Managed Income Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Principal Risks and Strategies.”

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. These risks are discussed in greater detail in the section entitled “More Information About Principal Risks and Strategies.”

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. These risks are discussed in greater detail in the section entitled “More Information About Principal Risks and Strategies.”

8

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities. Junk bonds involve additional risks which are discussed in greater detail in the section entitled “More Information About Principal Risks and Strategies.”

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class (which are not offered by this Prospectus)† from year to year.

Best Quarter 7.95% (6/30/95)	Worst Quarter (4.40)% (3/31/94)

†	The chart shows returns for the Shares class of the Fund (which are not offered by this prospectus) adjusted to reflect the estimated expenses of the Retirement Shares class since, as of December 31, 2003, there were no Retirement Shares issued by the Fund. All classes of the Fund will have substantially similar gross annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

The Fund’s Shares class performance for the six month period ending June 30, 2004, was 0.17%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Managed Income Fund
Return Before Taxes	4.11%	5.55%	5.89%
Return After Taxes on Distributions	2.23%	3.33%	3.49%
Return After Taxes on Distributions and Sale of Fund Shares	2.64%	3.29%	3.44%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)*	4.11%	6.62%	6.95%

*	The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.53%	*
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.78%
Less Fee Waivers	(0.38)%	**
Net Annual Fund Operating Expenses	1.40%	**

*	These expenses are based upon estimated amounts for the current fiscal year since there were no Retirement Shares issued during the fiscal year ended March 31, 2004.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.40%. The waiver agreement may not be terminated before December 31, 2005. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$143	$523

9

Mid Cap Value Fund

FUND SUMMARY

Investment Objective  Long-term capital appreciation

Investment Focus  Common stocks of U.S. and foreign companies

Share Price Volatility  High

Principal Investment Strategy  Investing in common stocks that the Adviser believes are undervalued in the market

Investor Profile  Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Mid Cap Value Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Mid Cap Value Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of mid-sized companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell Mid Cap Value Index (the “Index”), as such index is reconstituted annually. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. At present, the companies comprising the Index have an average market capitalization of $6.32 billion. The market capitalizations of the companies in the Fund’s portfolio may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. The Fund invests in common stocks of U.S. and foreign companies that the Adviser believes are undervalued, at current market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and may invest in companies of any size, including small, high growth companies.

In selecting investments for the Fund, the Adviser combines fundamental research with valuation constraints to identify companies trading at what the Adviser believes are reasonable prices and displaying characteristics expected to lead to greater recognition of true value. The Adviser believes that events such as restructuring activities and industry consolidations can be the catalysts necessary to realize this value. The Adviser will consider selling an investment of the Fund if it determines that the investment is overpriced or if a particular investment or group of investments in the same industry is dominating the Fund’s portfolio.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

In addition, since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The medium and small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Principal Risks and Strategies.”

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. These risks are discussed in greater detail in the section entitled “More Information About Principal Risks and Strategies.”

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

10

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class (which are not offered by this Prospectus)† from year to year.

Best Quarter	Worst Quarter
26.60%	(20.77)%
(12/31/99)	(9/30/02)

†	The chart shows returns for the Shares class of the Fund (which are not offered by this prospectus) adjusted to reflect the estimated expenses of the Retirement Shares class since, as of December 31, 2003, there were no Retirement Shares issued by the Fund. All classes of the Fund will have substantially similar gross annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

The Fund’s Shares class performance for the six month period ending June 30, 2004, was 3.68%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Russell Mid Cap Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Mid Cap Value Fund
Return Before Taxes	43.91%	12.54%	16.34%	*
Return After Taxes on Distributions	43.86%	9.71%	13.80%	*
Return After Taxes on Distributions and Sale of Fund Shares	28.42%	9.41%	13.15%	*
Russell Mid Cap Value Index (reflects no deduction for fees, expenses, or taxes)***	38.07%	8.73%	12.24%	**
Russell Mid Cap Index (reflects no deduction for fees, expenses, or taxes)****	40.06%	7.23%	10.10.73%	*

*	Since June 1, 1996
**	Since May 31, 1996
***	The Russell Mid Cap Value Index measures the performance of medium-sized, value-oriented securities.
****	The Russell Mid Cap Index measures the performance of undiversified securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.51%	*
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.66%
Less Fee Waivers	(0.02)%	**
Net Annual Fund Operating Expenses	1.64%	**

*	These expenses are based upon estimated amounts for the current fiscal year since there were no Retirement Shares issued during the fiscal year ended March 31, 2004.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.64%. The waiver agreement may not be terminated before December 31, 2005. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$167	$521

11

Small Cap Fund

FUND SUMMARY

Investment Objective  Long-term capital appreciation by investing primarily in companies with capitalization of $1.5 billion or less

Investment Focus  Equity securities of small cap U.S. issuers

Share Price Volatility  High

Principal Investment Strategy  Investing in equity securities of smaller companies that are expected to achieve substantial long-term earnings growth

Investor Profile  Investors seeking capital appreciation through a diversified portfolio of securities, and who are willing to tolerate the risks of investing in smaller companies

Investment Objective

The Small Cap Fund seeks long-term capital appreciation by investing primarily in companies with capitalization of $1.5 billion or less.

Principal Investment Strategy

Under normal circumstances, the Small Cap Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of smaller U.S.-based companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The small cap companies in which the Fund invests currently have market capitalizations of $1.5 billion or less. The Fund invests in common stocks and convertibles of companies that tend to be in the early stages of development and the Adviser believes they have the potential to achieve substantial long-term earnings growth. The Fund will not automatically sell stock of a company it already owns just because its market capitalization rises above $1.5 billion.

In selecting investments for the Fund, the Adviser applies a bottom-up investment approach designed to identify innovative companies whose potential is not yet reflected in their market values. Generally, the Fund invests in companies with market capitalizations of $1.5 billion or less, but the Adviser also considers, to a lesser degree, larger or more mature companies engaged in new or higher growth operations that the Adviser believes will result in accelerated earnings growth. The Adviser will consider selling an investment of the Fund if it determines that the investment is overpriced or if a particular investment or group of investments in the same industry is dominating the Fund’s portfolio.

Principal Risks

Since it purchases equity securities, the Small Cap Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

In addition, since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund will also be subject to risks particular to its investments in convertible securities. These securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to

12

increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

The small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Principal Risks and Strategies.”

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class (which are not offered by this Prospectus)† from year to year.

Best Quarter 28.88% (6/30/03)	Worst Quarter (24.86)% (9/30/98)

†	The chart shows returns for the Shares class of the Fund (which are not offered by this prospectus) adjusted to reflect the estimated expenses of the Retirement Shares class since, as of December 31, 2003, there were no Retirement Shares issued by the Fund. All classes of the Fund will have substantially similar gross annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

The Fund’s Shares class performance for the six month period ending June 30, 2004, was 11.99%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Russell 2000 Index. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Small Cap Fund
Return Before Taxes	47.97%	8.91%	6.57%
Return After Taxes on Distributions	47.97%	8.48%	5.88%
Return After Taxes on Sales of Fund Shares	31.00%	7.50%	5.32%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)*	47.25%	7.13%	9.47%

*	The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

13

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.49%	*
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.59%
Less Fee Waivers	(0.04)	**
Net Annual Fund Operating Expenses	1.55%	**

*	These expenses are based upon estimated amounts for the current fiscal year since there were no Retirement Shares issued during the fiscal year ended March 31, 2004.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.55%. The waiver agreement may not be terminated before December 31, 2005. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$158	$498

14

Value and Restructuring Fund

FUND SUMMARY

Investment Objective  Long-term capital appreciation

Investment Focus  Common stocks of primarily U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Investing in common stocks of companies which the Adviser believes are undervalued by the market and whose share prices are expected to benefit from the value created through restructuring or industry consolidation

Investor Profile  Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to bear the risks of investing in equity securities

Investment Objective

The Value and Restructuring Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Principal Investment Strategy

The Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations (including investing in companies that have filed for protection from creditors under the U.S. Bankruptcy Code), will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries. The Adviser will consider selling an investment of the Fund if it determines that the investment is overpriced or if a particular investment or group of investments in the same industry is dominating the Fund’s portfolio.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

In addition, since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that common stocks may discontinue paying dividends.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Principal Risks and Strategies.”

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

15

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class (which are not offered by this Prospectus)† from year to year.

Best Quarter 27.87% (12/31/99)	Worst Quarter (20.56)% (9/30/98)

†	The chart shows returns for the Shares class of the Fund (which are not offered by this prospectus) adjusted to reflect the estimated expenses of the Retirement Shares class since, as of December 31, 2003, there were no Retirement Shares issued by the Fund. All classes of the Fund will have substantially similar gross annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

The Fund’s Shares class’s performance for the six month period ending June 30, 2004, was 5.31%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Value and Restructuring Fund
Return Before Taxes	47.04%	9.84%	15.13%
Return After Taxes in Distributions	46.86%	9.56%	14.54%
Return After Taxes in Distributions and Sale of Fund Shares	30.56%	8.34%	13.27%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)*	30.03%	3.56%	11.88%

*	The Russell 1000 Value Index is an unmanaged index composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.54%	*
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.64%

*	These expenses are based upon estimated amounts for the current fiscal year since there were no Retirement Shares issued during the fiscal year ended March 31, 2004.
**	The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.64%. The waiver agreement may not be terminated before December 31, 2005. For more information, see “Investment Adviser”.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$167	$517

16

More Information About Principal Risks and Strategies

The Equity Funds

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Small Cap Risk

The smaller capitalization companies in which the Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Mid Cap Risk

The medium capitalization companies in which the Funds may invest have market capitalizations that are consistent with the capitalizations of companies included in the Russell Mid Cap Value Index as such Index may be reconstituted from time-to-time. At present the companies comprising the Index have average market capitalizations of $6.32 billion. Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Technology Risk

The Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund’s investment in technology companies may subject it to more volatile price movements.

The Managed Income Fund

Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features.

Call Risk

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Credit Risk

The possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which the Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser’s analyses may be incomplete or incorrect.

17

Extension Risk

An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to invest in higher yielding securities.

Event Risk

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund’s multiple holdings.

High-Yield, Lower Rated Securities Risk

High-Yield, Lower Rated Securities are subject to additional risks associated with investing in high-yield securities, including:

•	Greater risk of default or price declines due to changes in the issuer’s creditworthiness.
•	A thinner and less active market which may increase price volatility and limit the ability of the Fund to sell these securities at their carrying values.
•	Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market.

Mortgage-Backed Securities Risk

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. Government Securities

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that the Fund may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.
•	Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”).
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the

18

credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

All Funds

Management Risk

The Funds’ performance may be poorer than that of other funds if, for example, the market favors stocks of companies from one industry or geographic region over stocks of companies from another industry or geographic region. If the portfolio management is incorrect in its assessment of the values of the securities the Funds hold, no event occurs which surfaces value or any of the companies either cease to pay dividends or reduce the level of dividends paid, then the value of the Funds’ shares may decline.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Fund may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Frequent Trading

The Funds discourage frequent trading (including by means of exchanges) and maintain procedures designed to deter market timing activity. Frequent trading of mutual fund shares within short periods of time poses the risk of lower returns for long-term shareholders of a Fund, as these so-called “market timers” capture

19

short-term gains that would otherwise be shared by all shareholders of a Fund. Frequent trading may also result in lower Fund returns by increasing transaction costs or by effectively making fewer assets available for investment due to the need to retain cash to satisfy redemptions. While the Funds adopted these policies and procedures, there can be no guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.

The ability of a Fund and its agents to detect and curtail frequent trading practices may be limited by operational systems and technological limitations. For example, a Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be permitted or facilitated by these intermediaries, particularly with regard to intermediaries that aggregate their client positions and trading activity in an omnibus account with a Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account, the identity of the particular shareholder(s) may not be not known to the Fund and the Fund must rely on the financial intermediaries to identify frequent trading.

Each Fund will reject purchase orders from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s procedures. The Funds currently do not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Funds; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund (provided, however, any applicable redemption fee period is carried over); and (vii) Transactions initiated by a Fund (e.g, for failure to meet applicable account minimums). Each Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion. Each Fund retains the right to reject any purchase order and to change or cancel exchange privileges at any time, in each case at each Fund’s discretion.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund’s objective. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These other investments and strategies, which are not principal investments or strategies of the Funds, are described in detail in the Funds’ Statements of Additional Information.

Management’s Discussion of Fund Performance for the Equity Income Fund

The Equity Income Fund invests in a diversified selection of stocks that pay above-average dividends or have the potential to grow their dividends at above average rates. The Fund aims to generate yield that exceeds the current yield of the S&P 500 Index. In the fiscal third quarter, the Fund benefited from a sharp rise in general equities, however, our results were slightly hindered by strong inflows coincident with a strong surge in the stock market in the early part of the quarter. In the fiscal fourth quarter, investors sought to align their holdings with more sustainable economic growth, following the economy’s lift-off, and rotated from one economic sector to another, aiming for the industry most likely to benefit from the future trend of earnings. Our investment commitment, which is focused on income, exhibited such less volatility than the market overall and was rewarded with modest, positive return, which bested negative results for the Dow Jones Industrial Average and the NASDAQ Composite Index, while falling only slightly beyond the S&P 500 Index. We believe we have positioned the Fund to benefit from economic recovery and tried to minimize the potential negative impact from rising interest rates.

20

Investment Adviser

United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”) acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At October 15, 2004, Schwab served 7.4 million active accounts with $1 trillion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On October 15, 2004, U.S. Trust had approximately $137.0 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2004, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Large Cap Growth Fund	0.66%
Managed Income Fund	0.55%
Mid Cap Value Fund	0.44%
Small Cap Fund	0.48%
Value and Restructuring Fund	0.50%

For the Equity Income Fund, the advisory fee payable to the Adviser, before waivers, is 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver agreement may not be terminated before December 31, 2005.

Portfolio Managers

Thomas W. Vail and Brian V. DiRubbio have served as the Equity Income Fund’s portfolio co-managers since 2003. Mr. Vail and Mr. DiRubbio are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Vail, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. Mr. DiRubbio, a Vice President and Portfolio Manager, has been with U.S. Trust since 1997.

Alexander R. Powers and Frank A. Salem serve as the Managed Income Fund’s portfolio co-managers. Mr. Powers is primarily responsible for the day-to-day management of the Fund’s portfolios. He has been the Fund’s portfolio manager or co-manager since August 1997. Mr. Powers, a Managing Director, has been with U.S. Trust since

21

1996. From 1988 to 1996, he was the head of Taxable Fixed-Income at Chase Asset Management. Mr. Salem, a Senior Vice President, has been with U.S. Trust since 1998. Prior to joining U.S. Trust, he was a Director and Portfolio Manager in the Fixed-Income Department of Mackay Shields in New York.

Timothy Evnin and John McDermott, CFA, serve as the Mid Cap Value Fund’s portfolio co-managers. Mr. Evnin and Mr. McDermott are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Investment Management Division, has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

Douglas H. Pyle and Jennifer Byrne, CFA, serve as the Small Cap Fund’s portfolio co-managers. Mr. Pyle is primarily responsible for the day-to-day management of the Fund’s portfolio. He is a Managing Director of U.S. Trust Company, and has been with U.S. Trust since 1999. Prior to his employment with U.S. Trust, Mr. Pyle served as Chief Investment Officer of Radnor Capital Management. Prior to joining Radnor Capital Management, he was a general partner and Managing Partner at Cashman, Farrell and Associates. Before that, he was a First Vice President with Shearson Lehman Brothers, where he was responsible for research and portfolio management. Ms. Byrne, a Senior Vice President, oversees institutional client portfolio management at U.S. Trust. Prior to joining U.S. Trust, she held a similar position at Radnor Capital Management. Before that, she was Chief Investment Officer at AMA Investment Advisers where she managed several equity mutual funds and supervised the management of the firm’s other funds. Ms. Byrne began her career as a Security Analyst with Butcher & Singer.

David J. Williams and Timothy Evnin serve as the Value and Restructuring Fund’s portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served as the Fund’s portfolio manager or co-manager since the Fund’s inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Investment Management Division, has been with U.S. Trust since 1987.

Thomas M. Galvin, CFA serves as the portfolio manager for the Large Cap Growth Fund. Mr. Galvin, President and Chief Investment Officer of the Growth Equity Division, which manages large-cap growth investments, has been with U.S. Trust since February 2003. Prior to joining U.S. Trust, Mr. Galvin spent nearly five years as Chief Investment Officer and equity strategist of Credit Suisse First Boston (CSFB) in New York and Donaldson, Lufkin & Jenrette, which was acquired by CSFB. With more than 20 years of experience as a leading equity strategist and securities analyst, Mr. Galvin was named to Institutional Investor’s All-American Research Team for portfolio strategy from 1999 to 2002. Earlier, from 1992 to 1995, Institutional Investor had named him to its All-American Research Team for research coverage, and The Wall Street Journal named him to its All-Star Analyst Team from 1994 through 1996.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been cooperating with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

Five class actions suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp. et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for

22

the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that the Adviser, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

In addition, two derivative actions, styled Richard Elliott v. Charles Schwab Corporation, et al., No 04 CV 2262 (S.D.N.Y.) and Lou Ann Murphy v. Charles Schwab Corporation et al., (No. 04 CV 3547 (E.D. Penn.), purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, seek unspecific damages arising from alleged violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices.

The class and derivative actions described above have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings. Lead plaintiffs have been appointed and additional defendants have been added (generally consisting of current and former directors and officers of the Companies and entities who timed or facilitated timing in the Excelsior Funds). The seven lawsuits discussed above were consolidated into two new amended complaints, one for the class actions and one for the derivative actions, that were filed on or about September 29, 2004.

The plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The plaintiffs in the consolidated derivative action are seeking on behalf of the Companies unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The Maryland court is expected to establish a briefing schedule prior to year end for motions to dismiss the actions, and the defendants will not be required to answer the complaints until such motions have been decided. Discovery in the actions is currently stayed, although a motion to lift the stay is expected to be filed on or about December 10, 2004 and decided on or after March 1, 2005.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section explains how to purchase, sell (sometimes called “redeem”) and exchange Retirement Shares of the Funds.

Retirement Shares

•	No sales charge
•	12b-1 fees

Retirement Shares are offered to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund (“group retirement plans”). While there is no limit in the size of a group retirement plan that may purchase Retirement Shares, Retirement Shares generally are offered to smaller group retirement plans (typically that have plan assets of $10 million or less). Retirement Shares are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and Individual 403(b) plans. For information on how to open an account and set up procedures for placing transactions call (800) 446-1012 (from overseas, call (617) 483-7297). Participants in group retirement plans who desire to invest through such plans with which they have an account should contact their plan sponsor for information on how to invest in the Retirement Shares and for information regarding their accounts.

Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from

23

those described in this prospectus. The group retirement plans also may not offer all classes of shares of a Fund. In order to enable participants investing through the group retirement plans to purchase shares of a Fund, the maximum and minimum investment amounts maybe different for shares purchased through the group retirement plans from those described in this prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in this prospectus and the SAIs. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Group retirement plans with plan assets in excess of $10 million are eligible to purchase the Shares class. Since the Shares class has lower expenses than the Retirement Shares class, plans eligible for the Shares class should purchase the Shares class. Group retirement plans that have assets of up to $10 million should purchase the Retirement Shares class.

How to Purchase Fund Shares

•	Group retirement plans (“Investors”) may purchase shares directly by:
•	Mail
•	Wire
•	Telephone, or
•	Automated Clearinghouse (ACH)

To purchase shares, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. For payment by check, checks should be made payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA#011000028

DDA#99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. Excelsior Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, Excelsior Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

Investors may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund’s transfer agent receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, the Funds’ transfer agent must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

24

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors or Board of Trustees, as the case may be. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost, which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these securities may change on days when you cannot purchase or sell Fund shares.

How to Sell Your Fund Shares

Investors may sell shares by:

•	Mail
•	Telephone, or
•	Automated Clearinghouse (ACH)

Investors may sell (sometimes called “redeem”) shares by following the procedures established when they opened their account or accounts. Investors should call (800) 446-1012 (from overseas, call (617) 483-7297) with any questions.

Investors may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Investors should be sure to indicate the name of the Fund, the number of shares to be sold, the account number and should be sure to sign the request.

If an Investor previously indicated on the account application or arranged in writing to do so, an Investor may sell (sometimes called “redeem”) shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

The sale price of each share will be the next NAV determined after the Funds’ transfer agent receives the request in good order.

Receiving Your Money

Normally, we will send sale proceeds the Business Day after we receive a request in good order. The proceeds can be wired to a bank account or sent by check. If an Investor recently purchased shares by check, redemption proceeds may not be available until the check has cleared (which may take up to 15 days from the date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of the redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that shares would ever be redeemed in kind, but if they were an Investor would probably have to pay transaction costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If the account balance drops below $500 because of redemptions, an Investor may be required to sell shares. But, we will always give an Investor at least 60 days’ written notice to give an Investor time to add to the account and avoid the sale of shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend an Investor’s right to sell shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds’ SAIs.

How to Exchange Your Shares

Investors may exchange shares on any Business Day for Retirement Shares of any portfolio of Excelsior Funds Trust or Excelsior Funds, Inc. In order to protect other shareholders, exchanges may be limited if it is in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

If an Investor recently purchased shares by check, an Investor may not be able to exchange shares until the check has cleared (which may take up to 15 days from the date of purchase). This exchange privilege may be changed or canceled at any time.

When an Investor exchange shares, it is are really selling its shares and buying other Fund shares. So, the sale price and purchase price will be based on the NAV next calculated after the Fund receives the exchange request in good order.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and

25

procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If an Investor transacts with a Fund over the telephone, it will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Funds shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange request, providing periodic account statements and other administrative services. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares

The Funds have adopted a distribution plan that allows the Retirement Shares of the Funds to reimburse their Distributor or other providers for costs and expenses incurred in providing services relating to the offering and sale of such shares in an amount not to exceed the annual rate at 0.50% of the average daily net asset value of each Fund’s outstanding Retirement Shares. These 12b-1 fees are paid out of the Fund’s assets on an ongoing basis and, therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges. In many cases, these 12b-1 fees are expected to be used by the recipient(s) to offset what would otherwise be additional fees and expenses charged by third-party administrators to qualified group retirement plans.

To the extent allowable under NASD rules, the Funds’ distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions

The Equity Funds distribute dividends from their income quarterly. The Managed Income Fund distributes income by declaring a dividend daily and paying accumulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Each Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other fund distributions will generally be taxable as dividend or ordinary income.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Your initial tax basis will

26

be the amount you pay for your shares plus commissions. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ Statements of Additional Information.

27

Financial Highlights

Performance information is not presented for these Funds since the Retirement Shares have no operating history.

Excelsior Funds, Inc.

Excelsior Funds Trust

Investment Adviser

United States Trust Company of New York

114 W. 47th Street

New York, New York 10036

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

Through December 31, 2004:

Edgewood Services, Inc.

5800 Corporate Drive

Pittsburgh, Pennsylvania 15237-5829

Effective January 1, 2005:

BISYS Fund Services Limited Partnership

100 Summer Street, Suite 1500

Boston, Massachusetts 02110

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated December 31, 2004, include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s and Excelsior Funds Trust’s Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PRO-RET-0105

Pursuant to Rule 497(c)

Registration No. 2-92665

EXCELSIOR FUNDS, INC.

Large Cap Growth Fund

Small Cap Fund

Value and Restructuring Fund

Managed Income Fund

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2004

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the current prospectus for the Retirement Shares class of the Large Cap Growth, Small Cap, Value and Restructuring Funds (the “Equity Funds”) and the Managed Income Fund (collectively with the Equity Funds, the “Funds”) of Excelsior Funds, Inc. dated December 31, 2004 (the “Prospectus”). A copy of the Prospectus may be obtained by writing Excelsior Funds, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, Massachusetts 02266-8529 or by calling (800) 446-1012. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

The audited financial statements and related reports of Deloitte & Touche, LLP, independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended March 31, 2004, are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 446-1012. The Funds’ voting records relating to portfolio securities for the 12 month period ended June 30, 2004, may be obtained upon request without charge by calling (800) 446-1012, on the Funds’ website at www.excelsiorfunds.com and on the Securities and Exchange Commission’s website at http:://www.sec.gov.

-i-

TABLE OF CONTENTS

(continued)

-ii-

CLASSIFICATION AND HISTORY

Excelsior Funds, Inc. (the “Company”) is an open-end, management investment company. Each Fund is a separate series of the Company and is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland Corporation on August 2, 1984. Prior to December 28, 1995, the Company was known as “UST Master Funds, Inc.” Each Fund offers two classes: “Shares” and “Retirement Shares” and the Value and Restructuring Fund offers a third class “Institutional Shares.” This SAI applies to the Retirement Shares of each Fund.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each of the Value and Restructuring, Small Cap and Managed Income Funds may not be changed without the vote of the holders of a majority of its outstanding shares (as defined below). The investment objective of the Large Cap Growth Fund may be changed without shareholder approval. Except as expressly noted below, each Fund’s investment policies may be changed without shareholder approval.

Investment Philosophy and Strategies

In managing investments for the Funds, United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”) follow a long-term investment philosophy that generally does not change with the short-term variability of financial markets or fundamental conditions. The Adviser’s approach begins with the conviction that all worthwhile investments are grounded in value. The Adviser believes that an investor can identify fundamental values that eventually should be reflected in market prices, such that over time, a disciplined search for fundamental value will achieve better results than attempting to take advantage of short-term price movements.

The Adviser’s investment philosophy is to identify investment values available in the market at attractive prices. Investment value arises from the ability to generate earnings or from the ownership of assets or resources. Underlying earnings potential and asset values are frequently demonstrable but not recognized in the market prices of the securities representing their ownership.

Portfolio holdings of the Equity Funds will include equity securities of companies having capitalizations of varying amounts, and the Equity Funds may invest in the securities of high growth, small companies when the Adviser expects earnings and the price of the securities to grow at an above-average rate. The Small Cap Fund emphasizes such companies. Certain securities owned by the Funds may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the value of a Fund’s shares, and a Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

Additional Investment Policies

The Equity Funds

Normally, up to 20% (35% with respect to the Value and Restructuring Fund) of each Fund’s total assets may be invested in other securities and instruments including, e.g., other investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Services (“S&P”) or, if unrated, determined by the Adviser to be of comparable quality), warrants, options and futures instruments as described in more detail below. During temporary defensive periods or when the Adviser believes that suitable stocks or convertible securities are unavailable, each Fund may hold cash and/or invest some or all of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations.

Managed Income Fund

The Managed Income Fund may invest in the following types of securities: corporate debt obligations such as bonds, debentures, obligations convertible into common stocks and money market instruments; preferred stocks; and obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities. The Fund is also permitted to enter into repurchase agreements. The Fund may, from time to time, invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax (“Municipal Obligations”). The purchase of Municipal Obligations may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. government debt obligations.

When, in the opinion of the Adviser, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term money market instruments.

Unrated securities will be considered of investment grade if deemed by the Adviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers of such securities are rated “Baa/BBB” or better. It should be noted that obligations rated in the lowest of the top four ratings (“Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated bonds.

The Managed Income Fund may invest up to 25% of its respective total assets in: preferred stocks; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; or dollar-denominated debt obligations of U.S. companies issued outside the United States. This Fund may also enter into foreign currency exchange transactions for hedging purposes. This Fund may invest up to 25% of its total assets in obligations rated below the four highest ratings of S&P or Moody’s (“junk bonds”) with no minimum rating required. The Fund will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner as soon as possible after acquisition. However, the Managed Income Fund may hold equity securities as a result of defaulted securities.

Foreign Investments

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. corporations and the Funds might have greater difficulty taking appropriate legal action in a foreign court than in a U.S. court.

Investing in securities of issuers located in developing or emerging market countries may pose greater risks not typically associated with investing in more established markets. For example, in many emerging markets there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more established markets. Securities traded in certain emerging markets may also be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Developing countries may also impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. In addition, some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries also face serious exchange restraints and their currencies may not be internationally traded.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect private sector companies, a Fund and the value of its securities. The leadership or policies of emerging market countries may also halt the expansion of or reverse the liberalization of foreign investment policies and adversely affect existing investment opportunities. Certain developing countries are also among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk. Countries such as certain Eastern European countries also involve the risk of reverting to a centrally planned economy.

Foreign securities markets also have different registration, clearance and settlement procedures. Registration, clearance and settlement of securities in developing countries involve risks not associated with similar securities transactions in the United States and other more developed markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in registration, clearance or settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to registration, clearance or settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to registration, clearance or settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As an example, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is reflected by entries in share registers maintained by registrar companies or the companies themselves, and the issuance of extracts of the register, although the evidentiary value of such extracts is uncertain. Formal share certificates may be obtained in certain limited cases. Russian share registers may be unreliable, and a Fund could possibly lose its registration through oversight, negligence or fraud. Russia also lacks a centralized registry to record securities transactions. Registrar companies are located throughout Russia but are not necessarily subject to effective state supervision. There can be no assurance that registrar companies will provide extracts to potential purchasers in a timely manner or at all. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. These practices may also prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser (as hereinafter defined) and could cause a delay in the sale of Russian securities by a Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

From time to time, a Fund may invest a significant portion of its total assets in the securities of issuers located in the same country. Investment in a particular country of a significant portion of a Fund’s total assets will make the Fund’s performance more dependent upon the political and economic circumstances of that country than a mutual fund that is more geographically diversified.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. Each Fund also may be subject to taxes on trading profits in some countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in any country imposing such taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under the federal income tax provisions, they may reduce the net return to the Fund’s shareholders. Investors should also understand that the expense ratio of the Funds can be expected to be higher than those of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

The extent of economic development, political stability and market depth of different countries in the Pacific/Asia region varies widely. Certain countries in the region are either comparatively underdeveloped or are in the process of becoming developed, and investments in the securities of issuers in such countries typically involve greater potential for gain or loss than investments in securities of issuers in more developed countries. Certain countries in the region also depend to a large degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

Additional Information on Portfolio Instruments

American Depository Receipts

The Equity Funds may invest in the securities of foreign issuers directly or indirectly through sponsored and unsponsored American Depository Receipts (“ADRs”). ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Fund’s limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

Borrowing and Reverse Repurchase Agreements

Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). The Securities and Exchange Commission (the “SEC”) views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

Debt Securities and Convertible Securities

The Equity Funds may invest in investment grade debt and convertible securities of domestic and foreign issuers. The convertible securities in which these Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. Debt obligations rated in the lowest of the top four investment grade ratings (“Baa” by Moody’s and “BBB” by S&P), commonly known as “junk bonds,” are considered to have some speculative characteristics and may be more sensitive to adverse economic change than higher rated securities. The Funds will sell in an orderly fashion as soon as possible any convertible and non-convertible debt securities they hold if such debt securities are downgraded below “Baa” by Moody’s or below “BBB” by S&P. Foreign debt and convertible securities are generally unrated.

Forward Currency Transactions

Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts described below; however, unlike futures contracts which are traded on recognized commodities exchanges, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

A Fund’s participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. The Adviser does not expect to hedge positions as a routine investment technique, but anticipates hedging principally with respect to specific transactions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Funds engage in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” a forward currency position generally by entering into an offsetting position.

The transaction costs to the Funds of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Futures Contracts and Related Options

Each Fund may invest in futures contracts and related options. Each Fund may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

The Funds will not engage in futures transactions for speculation, but only as a hedge against changes in market values of securities which a Fund holds or intends to purchase. In addition, a Fund may enter into futures transactions in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a currency exchange fluctuation. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission (“CFTC”) and the SEC. When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” an options or futures position generally by entering into an offsetting position. Each Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by such Fund on its open futures options positions, does not exceed 5% of such Fund’s total assets, after taking into account any unrealized profits and unrealized losses on the Fund’s open contracts (and excluding the amount that a futures option is “in-the-money” at the time of purchase). An option to buy a futures contract is “in-the-money” if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is “in-the-money” if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of each Fund’s total assets may be hedged.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market, currency exchange rates and other economic factors. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

See Appendix B for further discussion of futures contracts and options.

Government Obligations

Each Fund may invest in U.S. Government securities that may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by the Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that the Funds may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•	Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”).

•	Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.

•	Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Illiquid Securities

No Fund will knowingly invest more than 10% (15% with respect to the Large Cap Growth Fund) of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it can not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

Investment Company Securities

Each Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds). Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. In addition to the advisory fees and other expenses each Fund bears directly in connection with its own operations, as a shareholder of another investment company, each Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses. As such, a Fund’s shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative.

Each Fund may also invest in SPDRs. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange (“AMEX”)). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market.

Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

Money Market Instruments

Each Fund may invest in “money market instruments,” which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of a Fund’s total assets may be invested in any one branch, and no more than 20% of a particular Fund’s total assets at the time of purchase may be invested in the aggregate in such obligations. With respect to each Fund this limitation may be changed by the Company’s Board of Directors without shareholder approval. See “Investment Limitations.” Investments in non-negotiable time deposits are limited to no more than 5% of the value of a Fund’s total assets at the time of purchase, and are further subject to the overall 10% limit on illiquid securities described above under “Illiquid Securities.”

Investments by a Fund in commercial paper will consist of issues that are rated “A-2” or better by S&P or “Prime-2” or better by Moody’s. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by each Fund.

Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, each Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for this or other reasons, suffer a loss with respect to such instrument.

The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of variable and floating rate instruments and will continuously monitor their financial ability to meet payment on demand. In determining dollar-weighted average portfolio maturity and whether a variable or floating rate instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the SEC.

Options

The Equity Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. The Funds may do so for hedging purposes or to increase total return. Such purchases would be in an amount not exceeding 5% of each such Fund’s net assets. Such options may relate to particular securities, various stock and bond indices or foreign currencies. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security or the value of a foreign currency increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or currency, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities or currency. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security or currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or currency. Put and call options purchased by the Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

The Funds may engage in writing covered call options (options on securities owned by the particular Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a U.S. or foreign exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by each Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. The use of covered call options is not a primary investment technique of the Funds and such options will normally be written on underlying securities as to which the Adviser does not anticipate significant short-term capital appreciation.

Options on Futures Contracts

The Equity Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

Municipal Obligations

The Managed Income Fund may, when deemed appropriate by the Adviser in light of the Fund’s investment objectives, invest in Municipal Obligations. Although yields on Municipal Obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. government obligations, from time to time municipal securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances. Dividends paid by the Fund that are derived from interest on municipal securities would be taxable to the Fund’s shareholders for federal income tax purposes.

Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term “Municipal Obligations” only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Obligations which may be held by the Fund are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

The Fund’s portfolios may also include “moral obligation” securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund — the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Fund.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations (“NRSROs”) such as Moody’s and S&P described in Appendix A hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

The payment of principal and interest on most securities purchased will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate “issuer” as that term is used in this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an “issuer.” An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

Portfolio Turnover

Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. (See “Additional Information Concerning Taxes”).

Real Estate Investment Trusts (REITs)

Each Fund may invest in REITs REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

Although the Funds will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate. In general, real estate values are affected by a variety of factors, including: supply and demand for properties; the economic health of the country, different regions and local markets; and the strength of specific industries renting properties. An equity REIT’s performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.

Changes in interest rates could affect the performance of REITs. In general, during periods of rising interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT’s performance. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

While equity REITs are affected by changes in the value of the underlying properties they own, mortgage REITs are affected by changes in the value of the properties to which they have extended credit. REITs may not be diversified and are subject to the risks involved with financing projects. REITs may also be subject to substantial cash flow dependency and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

Such factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

When investing in REITs, in addition to the advisory fees and other expenses, the Funds bear directly in connection with its own operations, investments in REITs will cause the Funds to bear their pro rata portion of the REITs management fees and other expenses. As such, the Funds’ shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

Under certain circumstances the Funds could own real estate directly as a result of a default on debt securities it owns. If the Funds has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

Repurchase Agreements

Each Fund may agree to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Company’s Board of Directors. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations discussed above under “Illiquid Securities.” The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

Securities subject to repurchase agreements are held by the Funds’ custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act. Income on repurchase agreements will be taxable.

Securities Lending

To increase return on its portfolio securities, each Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its portfolio securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser’s judgment, the income to be earned from the loan justifies the attendant risks.

Stand-By Commitments

The Managed Income Fund may acquire “stand-by commitments” with respect to Municipal Obligations held by them. Under a “stand-by commitment,” a dealer or bank agrees to purchase from the Fund, at the Fund’s option, specified Municipal Obligations at a specified price. The amount payable to the Fund upon its exercise of a “stand-by commitment” is normally (i) the Fund’s acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. “Stand-by commitments” are exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

The Fund expects that “stand-by commitments” will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a “stand-by commitment” either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund has paid any consideration directly or indirectly for a “stand-by commitment,” its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

The Fund intends to enter into “stand-by commitments” only with banks and broker/dealers which, in the Adviser’s opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a “stand-by commitment,” the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information. The Fund will acquire “stand-by commitments” solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. “Stand-by commitments” acquired by the Fund will be valued at zero in determining the Fund’s net asset value.

When-Issued and Forward Transactions

Each Fund may purchase eligible securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a “forward commitment” or “when-issued” basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a “when-issued” or “forward commitment” basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase “when-issued” securities ever exceed 25% of the value of its assets.

It is expected that “forward commitments” and “when-issued” purchases will not exceed 25% of the value of a Fund’s total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in “when-issued” purchases and “forward commitments” for speculative purposes, but only in furtherance of their investment objectives.

A Fund will purchase securities on a “when-issued” or “forward commitment” basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in “when-issued” or “forward commitment” transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a “forward commitment” to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

INVESTMENT LIMITATIONS

As indicated below, certain investment limitations are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. Certain of the investment limitations described below, however, are matters of operating policy. Investment limitations which are “operating policies” with respect to a Fund may be changed by the Company’s Board of Directors without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company or such Fund, or (b) 67% or more of the shares of the Company or such Fund present at a meeting if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy.

The following investment limitations are fundamental with respect to the Large Cap Growth, Small Cap and Value and Restructuring Funds. Each Fund may not:

1.	Make loans, except that (i) each Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) each of the Value and Restructuring and Small Cap Funds may lend portfolio securities in an amount not exceeding 30% of its total assets, and (iii) the Large Cap Growth Fund may lend portfolio securities in accordance with its investment objectives and policies; and

2.

Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) with respect to the Value and Restructuring and Small Cap Funds, there is no limitation with respect to securities issued or guaranteed by the U.S. Government; (ii) with respect to the Large

Cap Growth Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities; and (iii) with respect to all Funds, neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

The following investment limitations are fundamental with respect to each of the Value and Restructuring and Small Cap Funds. Each such Fund may not:

3.	Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.	Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

5.	Purchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation; and

6.	Borrow money (including entering into reverse repurchase agreements and purchasing when-issued securities) except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge.

The following investment limitations are fundamental with respect to the Large Cap Growth Fund. The Fund may not:

7.	Borrow money (including entering into reverse repurchase agreements and purchasing when-issued securities) or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act. Optioned stock held in escrow is not deemed to be a pledge;

8.	Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or other investment companies if, immediately after such purchase, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

9.	Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting;

10.	Purchase or sell real estate, except that (a) the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by real estate or interests therein, and (b) the Fund may hold and sell any real estate it acquires as a result of the Fund’s ownership of such securities;

11.	Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security; and

12.	Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may: (a) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objective and policies, and (b) purchase and sell options, forward contracts, futures contracts and futures options.

The following investment limitations are operating policies with respect to the Value and Restructuring, Small Cap and Large Cap Growth Funds. No Fund may:

13.	Purchase securities on margin, make short sales of securities, or maintain a short position;

14.	Invest in companies for the purpose of exercising management or control; and

15.	Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

The following investment limitation is fundamental with respect to the Value and Restructuring and Small Cap Funds. Each such Fund may not:

16.	Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit either Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities or from investing in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with their investment objectives and policies, and (ii) each Fund may enter into futures contracts and futures options.

The following investment limitation is an operating policy of the Small Cap and Large Cap Growth Funds. The Funds may not:

17.	Under normal circumstances, invest less than 80% of their net respective assets in the type of investment suggested by their names. In the event the Board of Directors vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to a Fund’s 80% investment limitation.

The following investment limitations are fundamental with respect to the Managed Income Fund. The Fund may not:

18.	Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Funds’ investment objectives, policies, and limitations may be deemed to be underwriting; and except insofar as the Fund might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

19.	Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

20.	Issue any senior securities, except insofar as any borrowing by the Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options;

21.	Borrow money (including entering into reverse repurchase agreements and purchasing when-issued securities) except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

22.	Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that with respect to the Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations; and

23.	Purchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation.

24.	Make loans, except that (i) each Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of its total assets.

25.	Purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options.

26.	Invest in companies for the purpose of exercising management or control;

27.	Purchase foreign securities; provided that subject to the limit described below, the Fund may purchase (a) dollar-denominated debt obligations issued by foreign issuers, including foreign corporations and governments, by U.S. corporations outside the United States in an amount not to exceed 25% of its total assets at time of purchase; and (b) certificates of deposit, bankers’ acceptances, or other similar obligations issued by domestic branches of foreign banks, or foreign branches of U.S. banks, in an amount not to exceed 20% of its total net assets; and

28.	Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

29.	Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options; and

30.	Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options.

31.	Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available;

32.	Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years; and

33.	Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank, or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks.

* * *

In addition to the investment limitations described above, as a matter of fundamental policy for each Fund which may not be changed without the vote of the holders of a majority of the Fund’s outstanding shares, a Fund may not invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The Value and Restructuring, Small Cap and Large Cap Growth Funds may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of their respective total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of their respective total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks. In addition, the Large Cap Growth Fund will not purchase portfolio securities while borrowings in excess of 5% of their total assets are outstanding. These investment policies may be changed by the Company’s Board of Directors without shareholder approval.

Each Fund currently intends to limit its investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of the Fund’s net assets. For the purpose of this limitation, warrants acquired by a Fund in units or attached to securities will be deemed to be without value. Each Fund also intends to refrain from entering into arbitrage transactions.

For the purpose of Investment Limitation Nos. 4 and 19, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts (REITs).

Notwithstanding Investment Limitation No. 31, the Company intends to limit the Managed Income Fund’s investments in illiquid securities to 10% of each Fund’s net (rather than total) assets. The Managed Income Fund may not purchase or sell commodities.

With respect to the Equity Funds’ fundamental Investment Limitation Nos. 6 and 7, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

In Investment Limitation No. 23 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

In addition to the above investment limitations, the Company currently intends to limit the Managed Income Fund’s investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of a Fund’s net assets. For the purpose of this limitation, warrants acquired by the Managed Income Fund in units or attached to securities will be deemed to be without value.

The Managed Income Fund’s transactions in futures contracts and futures options (including the margin posted by the Fund in connection with such transactions) are excluded from the Fund’s prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Fund’s assets.

All Fund borrowings of money, as described above, will be from banks.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities. With respect to Investment Limitation No. 17, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment the requirement is not met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor

Retirement Shares are continuously offered for sale by Edgewood Services, Inc. (the “Distributor”), a registered broker-dealer and the Company’s sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders. Effective January 1, 2005, BISYS Fund Services Limited Partnership (“BISYS”), located at 100 Summer Street, Suite 1500, Boston, MA 02110, will replace Edgewood Services, Inc. as Distributor.

At various times, the Distributor may implement programs under which a dealer’s sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor, in its discretion, may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers’ assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares

Retirement Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Company’s transfer agent or by an authorized broker or designated intermediary.

Retirement Shares are offered to participants (“Participants”) of 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund (“Group Retirement Plans”). While there is no limit in the size of a Group Retirement Plan that may purchase Retirement Shares, Retirement Shares generally are offered to smaller Group Retirement Plans (typically that have plan assets of $10 million or less). Retirement Shares are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and Individual 403(b) plans.

It is the Group Retirement Plan’s responsibility to transmit to the Distributor all purchase requests for its Participants and to transmit, on a timely basis, and payment for such requests to Boston Financial Data Services, Inc. (“BFDS”), the Funds’ transfer agent, in accordance with the procedures agreed to by the Group Retirement Plan and the Distributor. Retirement Shares in the Funds bear the expense of fees payable to Group Retirement Plans for such services. See “Group Retirement Plans.”

Redemption Procedures

Participants of Group Retirement Plans holding shares may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Group Retirement Plans. It is the responsibility of the Group Retirement Plans to transmit redemption requests to BFDS and credit such Participant accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Group Retirement Plans is imposed by the Company, although Group Retirement Plans may charge a Participant’s account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Group Retirement Plans.

BFDS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for Retirement Shares redeemed will normally be sent the next Business Day after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297).

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If a Group Retirement Plan is unable to contact BFDS by telephone, the Group Retirement Plan may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

Participants may be required to redeem Retirement Shares in a Fund after 60 days’ written notice if due to Participant redemptions the balance in the particular account with respect to the Fund remains below $500. If a Participant has agreed with a particular Group Retirement Plan to maintain a minimum balance in his or her account at the institution with respect to Retirement Shares of a Fund, and the balance in such account falls below that minimum, the Participant may be obliged by the Group Retirement Plan to redeem all or part of his or her Retirement Shares to the extent necessary to maintain the required minimum balance.

The Company may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the New York Stock Exchange (the “NYSE”) is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

In the event that Retirement Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of that Fund’s portfolio securities.

The Company reserves the right to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund’s net asset value (a “redemption in kind”). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

Under certain circumstances, the Company may, in its discretion, accept securities as payment for Retirement Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

Exchange Privilege

Participants of Group Retirement Plans may exchange Retirement Shares having a value of at least $500 for Retirement Shares of certain portfolios of the Trust or for Retirement Shares of any portfolio of Excelsior Funds, Inc. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Trust. In order to protect other

Shareholders, exchanges may be limited if it is in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Participants of Group Retirement Plans may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Group Retirement Plans.

For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange.

Additional Information

Participants of Group Retirement Plans may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Group Retirement Plans.

RULE 12b-1 DISTRIBUTION PLAN

Pursuant to Rule 12b-1 of the 1940 Act, the Company has adopted a Distribution Plan (the “Distribution Plan”) that allows the Retirement Shares of the Funds to reimburse the Distributor for costs and expenses incurred in providing services relating to the offering and sale of such shares. As required by Rule 12b-1, the Fund’s Distribution Plan has been approved, and is subject to annual approval, by a majority of the Company’s Board of Directors, and by a majority of the Directors who are not interested persons of the Company and have no direct or indirect interest in the operation of the Distribution Plan or any agreement relating to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Funds’ case, the Distributor) provide for the Directors’ review of quarterly reports on the amounts expended and the purposes for the expenditures.

Under the Distribution Plan, the Retirement Shares may reimburse the Distributor monthly for its services which are intended to result in the sale of Retirement Shares subject to a limit of 0.50% per annum of the average daily net asset value of each Fund’s outstanding Retirement Shares. The Distributor may also use the distribution fees to defray direct and indirect marketing expenses such as: (i) the expense of preparing, printing and distributing promotional materials and prospectuses (other than prospectuses used for regulatory purposes or for distribution to existing shareholders); (ii) the expense of other advertising via radio, television or other print or electronic media; and (iii) the expense of payments to financial institutions (“Distribution Organizations”) for distribution assistance (including sales incentives). Payments under the Distribution Plan are not tied directly to out-of-pocket expenses and therefore may be used by the Distributor as it chooses (for example, to defray its overhead expenses).

Any material amendment to the Company’s arrangements with Distribution Organizations must be approved by a majority of the Company’s Board of Directors (including a majority of the disinterested Directors). Any change in the Distribution Plan that would materially increase the distribution expenses of Retirement Shares requires approval by holders of those shares, but otherwise, the Distribution Plan may be amended by the Directors, including a majority of the disinterested Directors. So long as the Distribution Plan is in effect, the selection and nomination of the members of the Company’s Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

The Distribution Plan will continue in effect for successive one year periods, provided that such continuance is specifically approved by the vote of a majority of the Directors who are not parties to the Distribution Plan or interested persons of any such party and who have no direct or indirect financial interest in the Distribution Plan or any related agreement and the vote of a majority of the entire Board of Directors. The Distribution Plan may be terminated as to a particular Fund by a vote of a majority of the Company’s disinterested Directors or by vote of the holders of a majority of the Retirement Shares of the Fund.

DESCRIPTION OF CAPITAL STOCK

The Company’s Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Company into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Company’s authorized common stock is currently classified into 41 series of shares representing interests in 15 investment portfolios.

Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Company’s Board of Directors.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, its shareholders are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the Company’s portfolios, of any general assets of the Company not belonging to any particular portfolio of the Company which are available for distribution. In the event of a liquidation or dissolution of the Company, its shareholders will be entitled to the same distribution process.

Shareholders of the Company are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Company’s shares may elect all of the Company’s directors, regardless of votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the

Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to class.

The Company’s Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund’s assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value or converted into shares of another class of the Company’s common stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund’s shareholders at least 30 days prior thereto.

Notwithstanding any provision of Maryland law requiring a greater vote of the Company’s common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company’s Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

Certificates for shares will not be issued unless expressly requested in writing to BFDS and will not be issued for fractional shares.

MANAGEMENT OF THE FUNDS

Directors and Officers

The business and affairs of the Funds are managed under the direction of the Company’s Board of Directors. The directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Currently, James L. Bailey is the only director deemed to be an “interested person” of the Company as defined in the 1940 Act.

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
DIRECTORS

INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 73	Director/Trustee Chairman of the Boards	Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	31	None.

Rodman L. Drake Age: 61	Director/Trustee	Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	31	Director, Parsons Brinkerhoff, Inc. (engineering firm) (since 1995); Director, Clean Fuels Technology Corp. (since 1998); Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004).

Mel Hall Age: 59	Director/Trustee	Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	31	Chairman, Comprehensive Health Services, Inc. (since 1991).

Roger M. Lynch Age: 64	Director/Trustee	Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	31	Director, SLD Commodities, Inc. (importer of nuts) (since 1991).

Jonathan Piel Age: 65	Director/Trustee	Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	31	None.

INTERESTED BOARD MEMBER(5)

James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59	Director/Trustee	Since February 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	31	None.

OFFICERS

Mary Martinez 114 West 47th Street New York, NY 10036 Age: 44	President	Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (since October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 43	Vice President	Since February 2004	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 45	Treasurer/Chief Financial and Chief Accounting Officer	Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 45	Vice President and Assistant Treasurer	Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management Inc. (2004); Controller Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 44	Secretary and Chief Legal Officer	Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 50	Chief Compliance Officer	Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Chief Compliance Officer Excelsior Mutual Funds, Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations – New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel – New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 46	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06903.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of December 13, 2004, the Excelsior Funds Complex consisted of 31 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

The Board has an Audit Committee that meets annually to review the Company’s financial statements with the independent accountants and to report on its findings to the Board. The members of the Committee are Frederick S. Wonham, Rodman L. Drake, Mel Hall, Roger M. Lynch and Jonathan Piel. The Committee met one time during the fiscal year ended March 31, 2004.

The Company’s Board has a Nominating Committee consisting of Messrs. Drake and Piel. The Nominating Committee is responsible for considering candidates for election to the Company’s Board in the event a position is vacated or created. The Nominating Committee met one time during the Company’s fiscal year ended March 31, 2004. The Nominating Committee will consider nominees recommended by the Company’s shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company.

Effective July 31, 2004, each disinterested director receives an annual fee of $100,000. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000 and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. Prior to July 31, 2004, each director received an annual fee of $15,000 from both the Company and Excelsior Tax-Exempt Fund and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from both the Company and Excelsior Tax-Exempt Fund and $1,000 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred in attending meetings. The Chairman of the Board was entitled to receive an additional annual fee of $7,500 from both the Company and Excelsior Tax-Exempt Fund and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each received $1,000 per annum from each of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for their services on the Nominating Committee. The Directors may hold various other directorships unrelated to the Funds. The employees of U.S. Trust Company, N.A. do not receive any compensation from the Company for acting as officers of the Company.

The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2003.1

Name of Director	Dollar Range of Equity Securities in each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Disinterested Directors

Frederick S. Wonham	Blended Equity Fund Val & Restruct. Fund International Fund	$10,001 – 50,000 over $100,000 $10,001 – 50,000	over $100,000

Rodman L. Drake	Val & Restruct Fund	$1 – 10,000	$1 – 10,000

Morrill Melton Hall, Jr.	Managed Income Fund ST Government Fund Val & Restruct. Fund Blended Equity Fund Small Cap Fund Energy & Nat Fund Real Estate Fund Gov’t. Money Fund International Fund	$1 – 10,000 $1 – 10,000 $10,001 – 50,000 $1 – 10,000 $1 – 10,000 $10,001 – 50,000 $1 – 10,000 $1 – 10,000 $10,001 – 50,000	$10,001 – 50,000

Roger M. Lynch	None		None

Jonathan Piel	None		None
Interested Director

James L. Bailey	Val & Restruct Fund	over $100,000	over $100,000

As of July 29, 2004, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each fund of the Company, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.

[1]	Fund Complex means the Company, Excelsior Tax-Exempt Fund and Excelsior Fund Trust.

The following chart provides certain information about the fees received by the Company’s directors in the most recently completed fiscal year.

Name of Person/Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex* Paid to Directors
Rodman L. Drake	$33,500	None	None	$73,000(3)**
Roger M. Lynch	$32,500	None	None	$70,500(3)**
Jonathan Piel	$32,500	None	None	$69,500(3)**

Mel Hall	$33,500	None	None	$69,500(3) **
James L. Bailey	$0	None	None	$0(3) **
Frederick S. Wonham Chairman of the Board	$36,250	None	None	$80,500(3)**

Investment Advisory and Administration Agreements

United States Trust Company of New York and U.S. Trust Company, N.A. (together “U.S. Trust” or the “Adviser”) serve as co-investment advisers to the Funds, subject to the general supervision and guidance of the Board of Directors of the Company. On June 1, 2003, U.S. Trust Company merged into U.S. Trust Company, N.A. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectus. The Adviser provides investment advisory services through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the agreements other than the cost of securities, including brokerage commissions, purchased for the Funds.

For the services provided and expenses assumed pursuant to the Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each of the Large Cap Growth and Managed Income Funds and 0.60% of the average daily net assets of each of the Value and Restructuring and Small Cap Funds.

The Adviser has contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver and reimbursement agreement may not be terminated before December 31, 2005. In addition, the agreement will renew automatically unless the Adviser or the Company terminates the agreement by providing written notice to the other party 60 days prior to December 31, 2005.

*	The Fund Complex consists of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trusts.

**	Number of investment companies in the Fund Complex for which director served as director or trustee.

For the fiscal years ended March 31, 2004, 2003 and 2002, the Company paid the Adviser fees for advisory services as follows:

	Fiscal Year ended March 31, 2004	Fiscal Year ended March 31, 2003	Fiscal Year ended March 31, 2002
Value and Restructuring Fund	$12,051,920	$9,171,181	$11,740,383
Small Cap Fund	$1,342,758	$723,381	$514,422
Large Cap Growth Fund	$658,869	$676,482	$1,702,716
Managed Income Fund	$1,541,622	$1,605,360	$1,554,749

For the fiscal years ended March 31, 2004, 2003 and 2002, the Adviser’s waivers reduced advisory fees by the following:

	Fiscal Year ended March 31, 2004	Fiscal Year ended March 31, 2003	Fiscal Year ended March 31, 2002
Value and Restructuring Fund	$2,242,675	$1,718,740	$954,672
Small Cap Fund	$323,822	$319,636	$105,901
Large Cap Growth Fund	$86,220	$134,988	$164,262
Managed Income Fund	$567,078	$199,413	$355,581

At a meeting held on July 30, 2004, the Company’s Investment Advisory Agreements with the Adviser were approved by the Board of Directors, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of any party thereto. In connection with such approvals, the directors considered, with the assistance of independent counsel, their legal responsibilities.

The directors reviewed the written and oral presentations provided by the Adviser in connection with the directors’ consideration of the renewal of the Investment Advisory Agreements. The written materials included a Lipper report comparing: (i) the performance of each Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual and actual management fee for each Fund with that of funds with the same investment classification; (iii) the expenses for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (i.e. contractual management fees and actual management fees, administrator fees, Rule 12b-l fees and shareholder servicing fees) for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets).

Following the Adviser’s presentations, the disinterested directors met separately to evaluate the proposed renewal of the Investment Advisory Agreements. The directors considered the scope and quality of services provided by the Adviser, including the personnel who would be responsible for providing services to the Company, and the Adviser’s reputation and long-standing relationship with the Company. They also considered the performance history of the Company’s Funds and of the Adviser. The directors reviewed the Funds’ contractual advisory fee rates; the contractual fee waivers and expense reimbursements to which the Adviser had agreed; and the Funds’ respective operating expense ratios. In addition, the directors reviewed and considered a profitability report of the services the Adviser provided to the Company on a Fund-by-Fund basis, and its expenses in providing such services; the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; and the Funds’ asset levels and possible economies of scale.

After discussion, the Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Companies. The Board of Directors also concluded that based on the services that the Adviser would provide to the Company under the Investment Advisory Agreements and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Funds to continue the Investment Advisory Agreements with the Adviser for an additional one-year period.

The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that United States Trust Company of New York and U.S. Trust Company, N.A. shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

U.S. Trust Corporation is a wholly-owned subsidiary of Schwab. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firm and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At October 15, 2004, Schwab served 7.4 million active accounts with 1 trillion in customer assets.

Administrators

Effective December 13, 2004, BISYS Fund Services Ohio, Inc. has replaced SEI and Federated Services Company as one of the administrators of the Funds. Pursuant to a Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. has also agreed to serve as Fund Accounting Agent. BISYS Fund Services Ohio, Inc. and U.S. Trust Company, N.A. now serve as the Company’s administrators (the “Administrators”).

The Administrators also provide administrative services to the investment portfolios of Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust, which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Company, Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust, the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies as follows:

Combined Aggregate Average Daily Net Assets

of the Company,

Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust

For all Funds (excluding the International Funds of the Company and Excelsior Funds Trust)	Annual Fee
First $200 million	0.200%
Next $200 million	0.175%
Over $400 million	0.150%

International Funds of the Company and Excelsior Funds Trust
All Assets	0.200%

Administration fees payable to the Administrators by each portfolio of the Company, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time.

SEI, Federated Services Company (an affiliate of Edgewood Services, Inc.) and U.S. Trust Company, N.A. served as the Company’s administrators and provided the Funds with general administrative and operational assistance. SEI served as one of the Company’s administrators pursuant to an Accounting and Administration Agreement dated June 4, 2001 (the “Administration Agreement”). Under the Administration Agreement, the administrators agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The administrators prepared semiannual reports to the SEC, prepared federal and state tax returns, prepared filings with state securities commissions, arranged for and bore the cost of processing share purchase and redemption orders, maintained the Funds’ financial accounts and records, and generally assisted in the Funds’ operations.

For the fiscal years ended March 31, 2004, 2003 and 2002, the Funds paid the following administration fees:

	Fiscal Year ended March 31, 2004	Fiscal Year ended March 31, 2003	Fiscal Year ended March 31, 2002
Value and Restructuring Fund	$2,396,263	$2,018,352	$2,521,903
Small Cap Fund	$309,123	$201,666	$122,669
Large Cap Growth Fund	$110,577	$112,652	$301,702
Managed Income Fund	$312,908	$277,061	$303,990

For the fiscal years ended March 31, 2004, 2003 and 2002, the Administrators waived the following administration fees:

	Fiscal Year ended March 31, 2004	Fiscal Year ended March 31, 2003	Fiscal Year ended March 31, 2002
Value and Restructuring Fund	$1,208,392	$751,115	$696,039
Small Cap Fund	$111,106	$71,145	$34,486
Large Cap Growth Fund	$39,738	$45,560	$76,674
Managed Income Fund	$112,465	$110,482	$83,231

Group Retirement Plans

The Company has entered into agreements with certain Group Retirement Plans. Such agreements require the Group Retirement Plans to provide shareholder administrative services to their Participants who beneficially own Retirement Shares in consideration for a Fund’s payment of not more than the annual rate of 0.25%, of the average daily net assets of the Fund’s Retirement Shares beneficially owned by Participants of the Group Retirement Plans. Such services may include: (a) acting as recordholder of Retirement Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Participant orders to purchase, exchange or redeem Retirement Shares; (d) providing periodic statements showing a Participant’s account balances and confirmations of transactions by the Participant; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Company to Participants; and (g) providing or arranging for the provision of other related services. It is the responsibility of Group Retirement Plans to advise Participants of any fees that they may charge in connection with a Participant’s investment.

The Company’s agreements with Group Retirement Plans are governed by an Administrative Services Plan (the “Plan”) adopted by the Company. Pursuant to the Plan, the Company’s Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company’s agreements with Group Retirement Plans and the purposes for which the expenditures were made. In addition, the arrangements with Group Retirement Plans will be approved annually by a majority of the Company’s directors, including a majority of the directors who are not “interested persons” of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Directors”).

Any material amendment to the Company’s arrangements with Group Retirement Plans must be approved by a majority of the Company’s Board of Directors (including a majority of the Disinterested Directors). So long as the Company’s arrangements with Group Retirement Plans are in effect, the selection and nomination of the members of the Company’s Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Company will be committed to the discretion of such Disinterested Directors.

Expenses

Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including fees paid to the Company’s directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent

J.P. Morgan Chase Bank (“J.P. Morgan Chase”), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as the custodian of the Funds’ assets. Under the Custodian Agreement, J.P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds’ portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to the Company’s Board of Directors concerning the Funds’ operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase Bank, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem Shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Company’s Board of Directors concerning the Funds’ operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. BFDS may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184).

PORTFOLIO TRANSACTIONS

Subject to the general control of the Company’s Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds. For the Managed Income Fund, purchases and sales of portfolio securities will usually be principal transactions without brokerage commissions.

The Funds may engage in frequent trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Managed Income Fund’s turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies. However, since brokerage commissions are not normally paid on instruments purchased by Managed Income Fund, portfolio turnover is not expected to have a material effect on the net income of the Fund. The Funds’ portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See “Financial Highlights” in the Funds’ Prospectus for each of the Funds’ portfolio turnover rates.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. In executing portfolio transactions for the Funds, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act. The Adviser may also take into account the sale of Fund shares in allocating brokerage transactions.

During the last three fiscal years, the Company paid brokerage commissions on behalf of each Fund as shown in the table below:

Fiscal year ended March 31, 2004	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	% of Total Commissions Paid to UST Securities Corp.[2]	% of Total Amount of Transaction on which Commissions were paid to UST Securities Corp.[1]
Value and Restructuring Fund	$1,627,153	$0	0	0
Small Cap Fund	$817,281	$0	0	0
Large Cap Growth Fund	$234,425	$0	0	0
Managed Income Fund	—	—	—	—

Fiscal year ended March 31, 2003	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	% of Total Commissions Paid to UST Securities Corp.[3]	% of Total Amount of Transaction on which Commissions were paid to UST Securities Corp.[1]
Value and Restructuring Fund	$1,764,714	$0	0	0
Small Cap Fund	$850,026	$0	0	0
Large Cap Growth Fund	$284,223	$0	0	0
Managed Income Fund	—	—	—	—

Fiscal year ended March 31, 2002	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	% of Total Commissions Paid to UST Securities Corp.	% of Total Amount of Transaction on which Commissions were paid to UST Securities Corp.[1]
Value and Restructuring Fund	$1,272,760	$0	0	0
Small Cap Fund	$422,995	$0	0	0
Large Cap Growth Fund	$102,050	$0	0	0
Managed Income Fund	—	—	—	—

[1]	UST Securities Corporation is an affiliate of the Adviser.

[1]	UST Securities Corporation is an affiliate of the Adviser.

Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. Securities purchased and sold by the Managed Income Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession.

The Investment Advisory Agreements between the Company and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Company, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Company’s Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships

Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

During the fiscal year ended March 31, 2004, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were as follows:

Fund	Amount of Transactions	Related Commission
Value and Restructuring Fund	$196,661,501	$554,278
Small Cap Fund	$201,600,535	$248,343
Large Cap Growth Fund	$25,876,940	$30,475

Portfolio securities will not be purchased from or sold to the Adviser, Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2004, the following Funds held the following securities of the Company’s regular brokers or dealers or their parents: Large Cap Growth Fund: common stock issued by Lehman Brothers, Inc. with a principal amount of $3,530,000; Value and Restructuring Fund: common stock issued by J.P. Morgan Chase Bank with a principal amount of $62,925,000; common stock issued by Lehman Brothers, Inc. with a principal amount of $49,722,000; and common stock issued by Morgan Stanley Dean Witter, Inc. with a principal amount of $38,678,000; and Managed Income Fund: a corporate bond issued by Morgan Stanley Dean Witter, Inc. with a principal amount of $13,084,000; a corporate bond issued by Merrill Lynch, Inc. with a principal amount of $4,096,000; a corporate bond issued by Lehman Brothers, Inc. with a principal amount of $3,143,000; and a corporate bond issued by Goldman, Sachs & Company with a principal amount of $2,578,000.

PORTFOLIO VALUATION

Assets in the Funds which are traded on one or more stock exchanges (whether foreign or domestic) are valued at the last sale price on the securities exchange, except those listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or, in the event that the NOCP is unavailable, at the last sale price. Securities for which there were no sales are valued at the mean of the last bid and asked prices. Securities listed or traded on more than one exchange are valued at the quotation on the exchange determined to be the primary market for such security. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Option and futures contract listed for trading on a securities exchange or board of trade are valued at the last sales price quoted on the principal exchange or board of trade, or in the absence of a sale, the mean between the last bid and asked prices. Investments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. Gold and silver bullion held by the Energy and Natural Resources Fund will be valued at the last spot settlement price on the Commodity Exchange, Inc., and platinum and palladium bullion will be valued at the last spot settlement price or, if not available, the settlement price of the nearest contract month on the New York Mercantile Exchange.

Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by the Company’s Board of Directors. In addition, when an event subsequent to the time at which value of a security is established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by a Fund may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the shares may be significantly affected on days when investors can neither purchase nor redeem the Fund’s shares. The Company’s administrators have undertaken to price the securities in the Funds’ portfolio, and may use one or more independent pricing services in connection with this service.

The Adviser will use the following procedures to determine the fair value of securities subject to significant price changes or that are unpriced. If the Adviser believes that the quoted price of a security is suspect, the price of a security will be determined as follows: the Adviser will refer to at least two independent brokers from whom it will obtain a price for the security. The Adviser will average the two prices in order to determine the new price. That price will be used unless the Adviser believes it is suspect. In addition, securities for which market quotations are not readily available will be valued at their “fair value” by the Adviser. For this purpose, “fair value” shall mean a price which, considering the factors listed below and such other information as it believes relevant, the Adviser estimates it could receive in cash within 7 days were the securities to be sold. Such value will be cost if the Adviser determines such valuation is appropriate after considering the factors listed below. The Adviser shall monitor on a daily basis market changes that may affect such valuation. At the next regularly scheduled meeting of the full Board of Directors each valuation will be ratified or amended as appropriate. The following are among the factors the Adviser shall consider when determining the “fair value” of a security for which market quotations are not readily available: (a) the fundamental analytical data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is purchased and sold; (c) special reports prepared by analysts; (d) information as to any transactions or offers with respect to the security; and (e) the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant matters. If, notwithstanding the foregoing procedure, the Adviser believes that the new price is suspect, or believes that a security priced at cost should be re-evaluated, the Adviser shall so inform the Company’s Secretary and a meeting of the Company’s Board of Directors shall be called to determine what actions should be taken.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“D&T”) serves as the independent registered public accounting firm for the Funds. Its principal address is Two World Financial Center, New York, NY 10281. The previous independent registered public accounting firm, Ernst & Young, LLP (“E&Y”) were terminated by the Funds’ Board of Directors and Joint Audit Committee as a result of concerns regarding their independence at the time of the issuance of their report on the Funds’ March 31, 2004 financial statements. These concerns are the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., which is an affiliate of the Adviser. During the period in which E&Y served as independent registered public accounting firm for the Funds, there was no disagreement between E&Y and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Board and the Joint Audit Committee, D&T has performed a re-audit of those financial statements, and D&T has issued an unqualified opinion on the Funds’ March 31, 2004 financial statements. A copy of D&T’s audit report is available upon request.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Funds are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.

ADDITIONAL INFORMATION CONCERNING TAXES

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any. The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund and investments in passive foreign investment companies (“PFICs”) are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury as “backup withholding” 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

PROXY VOTING PROCEDURES

The Board of Directors has delegated the responsibility to vote proxies to the Adviser, subject to the Board’s oversight. The Adviser’s policies, which follow, are reviewed periodically, and, accordingly are subject to change.

U.S. Trust often has authority to vote proxies for shareholders with accounts managed by the firm. As an investment adviser, U.S. Trust has a fiduciary duty to act solely in the best interests of its clients when exercising this authority. U.S. Trust recognizes that in those cases where it has voting authority, it must vote client securities in a timely manner and make voting decisions that are in the best interests of its clients.

To fulfill this responsibility, U.S. Trust has established a Proxy Committee. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix C and Appendix D set forth the Proxy Committee’s current policies with respect to how U.S. Trust will vote with regard to specified matters which may arise from time to time. These voting policies are based entirely upon considerations of investment value and the financial interests of our clients.

From time to time, U. S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust may have a relationship that might affect the manner in which we vote the issuer’s proxy. The Proxy Committee has developed conflicts procedures governing these situations which are set forth in detail in Appendix E.

The Proxy Committee has established the following voting guidelines. In all cases these guidelines are subject to the firm’s conflicts procedures, so that in the event a conflict is identified, the procedures set forth in Appendix E, rather than these guidelines, will apply:

1.	With respect to those routine matters set forth in Appendix C, U.S. Trust will vote in accordance with the views and recommendations of a corporation’s management.

2.	With respect to the matters identified in Appendix D, U.S. Trust will vote in accordance with the guidelines set forth in Appendix D.

3.	With respect to any matter which is not identified in either Appendix C or D, the Proxy Committee will consider such matter on a case-by-case basis and vote in a manner consistent with its fiduciary obligations and the interests of its clients.

4.	The Proxy Committee may override the guidelines set forth in Appendix C and Appendix D if it determines that a vote contrary to these guidelines is appropriate from the standpoint of the interests of its clients and is consistent with its fiduciary responsibilities. Any decision to deviate from these guidelines must be documented by the Proxy Committee and maintained with the records of the Committee. In compelling circumstances, the Proxy Committee may determine to “split” its vote on a particular matter for different investment advisory clients for which it is exercising its authority to vote proxies. Any decision to “split” votes must be appropriate from the standpoint of the interests of each of its clients and must be consistent with its fiduciary responsibilities. Any decision to split votes must be documented by the Proxy Committee and maintained with the records of the Committee.

CODE OF ETHICS

The Company, U.S. Trust Company of New York, U.S. Trust Company, N.A. and the Distributor have adopted codes of ethics that allow for personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

MISCELLANEOUS

As used herein, “assets allocable to the Fund” means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio of the Company. In determining a Fund’s net asset value, assets allocable to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the Company’s portfolios at the time of allocation. Subject to the provisions of the Company’s Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2004, U.S. Trust and its affiliates held of record the following percentages of each Fund’s outstanding Shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares:

Large Cap Growth Fund	83.29	%*
Small Cap Fund	76.11	%*
Value and Restructuring Fund	15.03	%*
Managed Income Fund	74.17%

Also as of November 30, 2004, U.S. Trust and its affiliates held of record the following percentages of each Fund’s outstanding Institutional Shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares:

Value and Restructuring Fund	59.01	%*

*	Atwell & Co., FBO 050, P.O. Box 456, Wall Street Station, New York, New York 10005, or FBO 052, P.O. Box 2044, Peck Slip Station, New York, New York 10038.

As of November 30, 2004, the Directors and officers as a group owned beneficially less than 1.0% of all the Funds’ outstanding shares.

As of November 30, 2004, the following shareholders owned of record or beneficially 5% or more of such Fund’s Shares:

Name and Address	Percentage of Fund	Nature of Ownership
Large Cap Growth Fund
None

Small Cap Fund

Charles Schwab & Co. Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	11.51%	Record

Value and Restructuring Fund

Charles Schwab & Co. Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	32.18%	Record

Manufacturers Life Insurance Co. USA Attn: Rosie Chuck Ussrs Seg FND/ACC 250 Bloor Street 7th Floor Toronto Ontario Canada M4W 1E5	13.92%	Record

Managed Income Fund

Charles Schwab & Co. Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	8.40%	Record

As of November 30, 2004, the following shareholders owned of record or beneficially 5% or more of the Value and Restructuring Fund’s Institutional Shares:

Name and Address	Percentage of Fund	Nature of Ownership
Value and Restructuring Fund

Dallas Methodist Hospital Foundation General Endowment Fund Attn: Robert Milone P.O. Box 655999 Dallas, Texas 75265-5999	7.30%	Record

SEI Trust Company c/o CBWM Attn: Mutual Funds One Freedom Valley Drive Oaks, Pennsylvania 19456	29.23%	Record

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Company’s Annual Reports to Shareholders for the fiscal year ended March 31, 2004 (the “2004 Annual Report”), for the Funds and the report therin of Deloitte & Touche LLP, are incorporated in this Statement of Additional Information by reference. The 2004 Annual Reports may be obtained at no charge by telephoning BFDS at (800) 446-1012.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

- PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. The following summarizes long-term ratings used by Fitch:

“AAA” - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities. Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis.

Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

APPENDIX B

The Funds may enter into futures contracts and options. Such transactions are described in this Appendix.

I.	Interest Rates Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.	Stock Index Futures Contracts.

General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.	Futures Contracts on Foreign Currencies.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.	Margin Payments.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.	Risks of Transactions in Futures Contracts.

There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Fund’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.	Options on Futures Contracts

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.	Accounting and Tax Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Generally, futures contracts held by the Fund at the close of the Fund’s taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as “mark-to-market.” Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract (“the 40-60 rule”). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a “mixed straddle” because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund’s taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Opinions on futures contracts generally receive federal tax treatment similar to that described above.

Certain foreign currency contracts entered into by the Fund may be subject to the “mark-to-market” process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm’s length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts, which may be subject to various interpretations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the “mark-to-market” rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. “Section 988 hedging transactions” are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Under the federal income tax provisions applicable to regulated investment companies, with respect to futures contracts and other financial instruments subject to the “mark-to-market” rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the “mark-to-market” rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund’s futures contracts and other investments that qualify as part of a “designated hedge,” as defined in the Code, may be netted.

Appendix C – Routine Issues

The Proxy Committee has determined that the following items are considered routine and will generally be voted in a manner consistent with the recommendations of management of the issuer:

1. Ratification of Auditors

2. Corporate housekeeping matters – including; proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3. Routine capitalization matters- including; matters relating to adjusting authorized common or preferred stock in connection with stock splits, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, increase in capital stock for shareholder rights plan.

4. Composition of the Board - including; election of directors, removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the Board must be independent and not considered routine.

5. General corporate matters - such as formation of a holding company, reincorporation into a different state, issuance of special reports, including reports on employment and recruiting practices in relation to the gender, race or other characteristics and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

C-1

Appendix D – Non-Routine Issues

The Proxy Committee has determined to adopt the following guidelines with respect to the following non-routine issues.

1 – Proposals Regarding Director Elections

i.	Cumulative voting for the election of directors - Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We will typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

ii.	Classified Boards - We believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that non-classified Boards (requiring re-election of all directors annually) increases the accountability of the Board to shareholders. We will typically vote against proposals seeking classification of a board and for proposals seeking declassification.

iii.	Term limits for independent directors - We feel that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company’s shareholders and that term limits do not serve shareholder’s interests. We will typically vote against such proposals.

iv.	Proposals concerning whether a majority of the board must be independent - We believe that it is beneficial for a majority of the board of directors of a company be comprised of independent directors. As such, we will typically vote for such proposals.

v.	Proposals requiring a majority vote for election of directors - Such proposals go beyond what is typically required under state law, which typically provide for election of directors by a plurality vote. We believe such proposals may frustrate the will of the shareholders who have expressed a preference for a director. We will typically vote against such proposals.

2 – Other Director-Related Proposals

(i)	Proposals limiting liability of, or providing indemnification of, directors – We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We will typically vote for such proposals.

(ii)	Proposals regarding director share ownership - Like employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We will typically vote for such proposals.

3 – Anti-Takeover proposals and Shareholder rights

(i)	Shareholder rights plans and poison pills – Poison pills are defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other then the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any take-ever, even at a substantial premium to shareholders. We will typically vote against poison pill plans and against proposes to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

(ii)	Golden Parachutes arrangements – We believe that executive severance arrangements that are triggered by a change in control (known as “golden parachutes”) should be submitted for shareholder approval and will therefore vote for such a requirement. We will typically vote against such arrangements if they result in a payment of more than 3 times an executive’s annual salary and bonus.

(iii)	Other anti-takeover provisions - We will typically vote against other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and will typically vote for proposals such as fair price amendments.

(iv)	Limitations on shareholder rights – including; the right to act by written consent, rights to remove directors, to amend by-laws, to call special meetings, or nominate directors. We will typically vote against proposals which limit shareholders corporate rights.

(v)	Proposals regarding supermajority vote requirement - We support shareholders’ ability to approve or reject matters based on a simple majority. We will typically vote against proposals to institute a supermajority vote requirement.

(vi)	Proposals Regarding Confidential Voting - Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company’s shareholders. We will typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

(vii)	Discretionary voting of unmarked proxies – Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We will typically vote against such proposals.

4 – Management compensation proposals

(i)	Proposals to establish or amend various forms of incentive compensation plans and retirement or severance benefits for directors or key employees – We support effective and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees. These awards act as incentives for such key employees in improving the overall financial performance of the corporation. These awards should be reasonable, given corporate circumstances, and developed at the discretion of the board of directors’ compensation committee or other special committee charged with evaluating such plans. We also support appropriate severance benefits for directors and employees as necessary to attract and retain experienced and qualified individuals. We will typically vote for such proposals.

(ii)	Proposals for establishing or amending Executive Incentive Bonus Plans - We believe that executive incentive bonus plans are an integral part of management compensation structures. We believe proposals for establishing and amending executive incentive bonus plans are worthwhile. We will typically vote for such proposals.

(iii)	Proposals to limit the discretion of management to determine the compensation of directors and officers – We believe that proposal which limit the discretion of management to determine compensation of directors and officers of a company are inappropriate. We believe management is best situated to determine what the market requires in order to attract able and qualified persons to act as directors and officers. We will typically vote against such proposals.

5 – Non-Routine General Corporate Matters

(i)	Proposals relating to asset sales, mergers, acquisitions, reorganizations & restructurings - These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation’s business and is best situated to take appropriate courses of action. Thus, we will typically vote for such proposals.

(ii)	Proposals for extinguishing shareholder preemptive rights - Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder’s proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more in the interest of shareholders than the ability to maintain proportionate ownership through preemptive rights. We will typically vote for proposals to extinguish such rights and against proposals to create such rights.

(iii)	Proposals requiring consideration of comparative fee information by independent auditors - The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we will typically vote against such proposals.

(iv)	Proposals mandating diversity in hiring practices or board composition – We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We will typically vote against such proposals.

(v)	Proposals prohibiting dealings with certain countries – the decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the US government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We will typically vote against such proposals.

(vi)	Proposals to limit the number of other public corporation boards on which the CEO serves – We believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We will typically vote against such proposals.

(vii)	Proposals to limit consulting fees to an amount less than audit fees - We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management’s access to such resources is not in the interests of the corporation’s shareholders. We will typically vote against such proposals.

(viii)	Proposals to require the expensing of stock options - Current accounting standards permit, but do not require, the expensing of stock options. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We will typically vote for such proposals.

(ix)	Proposals restricting business conduct for social and political reasons - We do not believe that social and political restrictions should be placed on a company’ s business operations, unless determined as appropriate by management. While from an investment perspective we may consider how a company’s social and political practices may affect present and prospective valuations and returns, we believe that proposals which prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We will typically vote against such proposals.

(x)	Proposals requiring companies divestiture from various businesses – proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interests groups. We believe that management is best suited to determine a companies business strategy and to consider the interest of all shareholders with respect to such matters. We will typically vote against such proposals.

6. Other Shareholder proposals - Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We will typically vote with management’s recommendations with regard to such proposals.

Appendix E - Conflicts Procedures

From time to time, U. S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust or a member of senior management may have a relationship that might affect the manner in which U.S. Trust votes the issuer’s proxy. The Proxy Committee has developed the following conflicts procedures governing these situations. As described below, in such situations the conflict may be address by (i) relinquishing to the account principal the voting proxy, (ii) voting the proxies in accordance with the firm’s pre-existing voting policies as set forth in Appendices A and B, or (iii) voting the proxies in accordance with the recommendations of an independent third party, such as ISS. With respect to (iii) above, the Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of this Conflicts Procedure) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent 3rd party proxy evaluation firm and vote the shares in accordance with the recommendations of that firm.

Conflicts Related to Voting of Shares of Affiliated Funds

U.S. Trust may have voting authority for shares held by its clients in mutual funds managed by U.S. Trust or its affiliates. In these circumstances, U.S. Trust may have a conflict of interest in voting these shares on behalf of its clients, particularly in matters relating to advisory or other fees or mergers and acquisitions. In all cases, it is U.S. Trust’s policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party proxy evaluation firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

U.S. Trust is affiliated with Charles Schwab & Co. (“Schwab”), which is a publicly registered company. U.S. Trust may have voting authority for shares held by its clients in Schwab. U.S. Trust may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In all cases, it is U.S. Trust’s policy to relinquish to the account principal the voting proxy for Schwab securities. If there is no such account principal, then its U.S. Trust’s policy to abstain from voting on these matters.

General Conflicts

Other conflicts may arise for a number of reasons, including relationships that may exist between an issuer and U.S. Trust and/or members of its senior management. The Proxy Committee will delegate to one of its members the duty to periodically inform portfolio managers, senior business managers and other members of senior management that it is their collective responsibilities to bring to the Committee’s attention matters which may create a conflict of interest for the Firm when voting proxies for issuers. In addressing General Conflicts, the following policies apply:

US Trust Senior Officer means: a Director or a member of the management committee of a US Trust Entity or of Charles Schwab Corporation.

E-1

US Trust Entity means: U.S. Trust Corporation, U.S. Trust Company N.A., United States Trust Company of New York, and U.S. Trust of Delaware.

An Institutional Client of a US Trust Entity means an institutional account of a publicly-traded company for which a US Trust Entity provides investment management services or serves as custodian or trustee of employee benefit plans.

Conflict situations - A potential conflict of interest exists where UST has discretion to vote a proxy for an issuer and:

1. A US Trust Senior Officer serves as an officer or director of that issuer.

2. A member of the Proxy Committee serves as an officer or director of that issuer.

3. The issuer is an Institutional Client of a US Trust Entity.

4. The Proxy Committee is advised or becomes aware that a US Trust Entity has a significant business relationship (ie., managed accounts, private banking services) with the issuer or with an individual who may be director or senior officer of the issuer.

When a General Conflict is identified, the conflict will be resolved by instructing ISS to vote the proxy for such issuer in accordance with its own recommendations, or with the recommendations of another independent 3rd party proxy evaluation firm.

E-2